UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 21, 2006
SENTIGEN HOLDING CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-18700	13-3570672

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
445 Marshall Street
Phillipsburg, New Jersey 08865
(908) 387-1673

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
None

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EX-10.1: AMENDED AND RESTATED EMPLOYMENT AGREEMENT
EX-10.2: AMENDED AND RESTATED EMPLOYMENT AGREEMENT
EX-10.3: EMPLOYMENT AGREEMENT

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On March 21, 2006, Sentigen Holding Corp. (the “Company”) entered into an Amended and Restated Employment Agreement with Joseph K. Pagano (the “Pagano Agreement”) which provides for the resignation of Mr. Pagano from his position as the President and Chief Executive Officer of the Company and for his continued employment as the Chairman of the Board of the Company’s Board of Directors and as an employee of the Company, provided, however, that in the event Mr. Pagano is not elected to the Company’s Board of Directors he shall continue his service under the Pagano Agreement as an employee of the Company. The Pagano Agreement has a one year term and shall automatically be renewed for successive one year terms unless prior written notice of non-renewal is given. Under the terms of the Pagano Agreement, effective as of March 1, 2006 and throughout the term of the Pagano Agreement, Mr. Pagano shall receive a base salary at a rate of $150,000 per annum and shall be eligible to receive other cash bonuses as may be awarded to him by the Company’s Board of Directors from time to time. In addition, pursuant to the terms of the Pagano Agreement, if Mr. Pagano is terminated for any reason other than for cause (as defined therein) or he terminates his employment for good reason (as defined therein) then the Company shall pay Mr. Pagano his full salary and other compensation through the last day of his then current term of employment. A copy of the Pagano Agreement is filed herewith as Exhibit 10.1.
     On March 21, 2006, the Company’s Board of Directors elected Thomas J. Livelli, 53, as the President and Chief Executive Officer of the Company and entered into an Amended and Restated Employment Agreement with Mr. Livelli (the “Livelli Agreement”). Mr. Livelli has previously served as President and Chief Executive Officer of Cell & Molecular Technologies, Inc. (“CMT”), the Company’s wholly-owned subsidiary. The Livelli Agreement provides for Mr. Livelli’s employment as the Company’s President and Chief Executive Officer and for his continued employment as President and Chief Executive Officer of CMT. Pursuant to the terms of the Livelli Agreement, Mr. Livelli shall serve as Chief Executive Officer and President of the Company and CMT until the earlier of May 22, 2009 or the two-year anniversary of a “change in control” (as defined therein). The Livelli Agreement provides for an annual base compensation of $200,000, with automatic cost of living adjustments on each one-year anniversary of the Livelli Agreement. Mr. Livelli is also entitled to participate in the Company’s bonus plan, which is based on the Company’s cash earnings and allocated each year by the Company’s Board of Directors. The Livelli Agreement provides that his bonus shall be at least $20,000 for each full fiscal year of employment. The Livelli Agreement also provides for a one-time bonus of $30,000 in connection with the entering into of such agreement. Pursuant to the terms of the Livelli Agreement, if Mr. Livelli is terminated for any reason other than for “cause” (as defined therein) or he terminates his employment for “good reason” (as defined therein) then the Company shall pay Mr. Livelli a lump sum payment equal to Mr. Livelli’s base salary through the six month anniversary of the date of the notice of termination. In addition, the Livelli Agreement contains a provision that the Mr. Livelli will not compete with the Company during the term of the Livelli Agreement and for a period of two years thereafter upon termination of his employment for any reason other than “good reason” or without “cause” in which cases Mr. Livelli will not compete with the Company for a period of one year following the termination of his employment. Mr. Livelli has served as President and Chief Executive Officer of CMT since May 1997 (and was the President of CMT’s predecessor company from 1987 until May 1997) and as a director of the Company since June 1998. A copy of the Livelli Agreement is filed herewith as Exhibit 10.2.
     On March 21, 2006, the Company entered into an employment agreement with G. Scott Segler pursuant to which the Company will continue to employ Mr. Segler as its Chief Financial

Officer (the “Segler Agreement”). The Segler Agreement has an initial term of one year. The Company will pay Mr. Segler an annual salary at the rate of $175,000, which will be reviewed annually and he shall be eligible to receive other bonuses as may be awarded to him by the Company’s Board of Directors from time to time. In addition, the Segler Agreement provides that if Mr. Segler is terminated without “cause” (as defined therein) or he terminates his employment for “good reason” (as defined therein), he will receive salary for the remaining period of his employment term which amount shall be paid over such period. In the event of a Change of Control of the Company, the Company shall continue to pay Mr. Segler’s salary for a period of twelve months (commencing after the three month period referenced below), provided that Mr. Segler agrees to remain employed with the Company for a period of three months, if requested by the Company, following a Change of Control of the Company. The Segler Agreement contains a provision that the Mr. Segler will not compete with the Company during the term of the Segler Agreement and for a period of twelve months thereafter upon termination of his employment for any reason other than “good reason” or without “cause” in which cases Mr. Segler will not compete with the Company for a period of six months following the termination of his employment. A copy of the Segler Agreement is filed herewith as Exhibit 10.3.
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
     The discussion under Item 1.01 of this Current Report on Form 8-K is incorporated under this Item 5.02 as if set forth herein.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits
10.1	Amended and Restated Employment Agreement, dated March 21, 2006, by and between the Company and Joseph K. Pagano.

10.2	Amended and Restated Employment Agreement, dated March 21, 2006, by and among the Company, CMT and Thomas Livelli.

10.3	Employment Agreement, dated March 21, 2006, by and between the Company and G. Scott Segler.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTIGEN HOLDING CORP.

By:	/s/ G. Scott Segler
Name:	G. Scott Segler
Title:	Chief Financial Officer
Date: March 23, 2006